UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 21, 2011

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26277	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 21, 2011, the Company held its annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved two proposals. The proposals are described in detail in its proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, on November 18, 2011.

Proposal 1

The Company’s stockholders elected five individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Andrew Hidalgo	2,390,990	637,774	2,981,490
Michael Doyle	2,528,748	500,016	2,981,490
Norm Dumbroff	2,530,188	498,576	2,981,490
Neil Hebenton	2,115,223	913,541	2,981,490
William Whitehead	2,530,188	498,576	2,981,490

Proposal 2

The Company’s stockholders ratified the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012, as set forth below:

Votes For	Votes Against	Abstentions
5,646,550	320,336	43,368

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: January 10, 2012	By:	/s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer

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